Enanta has requested that portions of this document be accorded confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

Exhibit 10.2

AMENDMENT NO. 1 TO

COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 1 to Collaboration and License Agreement (this “Amendment No. 1”) is executed as of March 28, 2013, but effective as of February 16, 2013 (the “Amendment No. 1 Effective Date”) by and between Enanta Pharmaceuticals, Inc. (“Enanta”) and Novartis Institutes for BioMedical Research, Inc. (“Novartis”).

WHEREAS, Enanta and Novartis are parties to that certain Collaboration and License Agreement, effective as of February 16, 2012 (the “Agreement”); and

WHEREAS, Enanta and Novartis wish to amend the Agreement to extend the Research Term in the Agreement to support [*****] ([*****]) FTEs for an additional six (6) months as set forth herein, effective without interruption.

NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Amendment, the parties agree as follows:

1.	Section 2.3 is hereby deleted, and in its place, the following is hereby inserted:

Term and Scope of Research Program. The Research Program shall commence on the Effective Date and shall continue for 18 months from the Effective Date (the “Research Term”). No later than [*****] days prior to expiration of the Research Term, the Parties may agree to extend the Research Term and shall discuss, in good faith, the scope of additional research funding to be provided to Enanta by Novartis and the proposed Research Plan. In the event of a Change of Control, Novartis may terminate the Research Program by providing thirty (30) days’ prior written notice to Enanta.

2.	An amended Research Plan is attached hereto as Exhibit B, which shall, as of the Amendment No. 1 Effective Date, replace in its entirety any previous version thereof.

3.	Any initially capitalized terms not otherwise defined herein shall have the meanings given in the Agreement.

4.	Except as expressly amended hereby, all terms of the Agreement shall remain unchanged and in full force and effect.

5.	This Amendment No. 1 may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

1

Confidential materials omitted and filed separately with the Securities and Exchange

Commission. Asterisks denote such omission.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the Amendment No. 1 Effective Date.

NOVARTIS INSTITUTES FOR BIOMEDICAL RESEARCH, INC.

By:	/s/ Charles Winslow
Name:	Dr. Charles Winslow
Title:	Vice President, Global Head Strategic Alliances

ENANTA PHARMACEUTICALS, INC.

By:	/s/ Jay R. Luly
Name:	Jay R. Luly, Ph.D.
Title:	President and CEO

[Signature Page to Amendment No. 1 to Enanta Collaboration and License Agreement]

2

Confidential materials omitted and filed separately with the Securities and Exchange

Commission. Asterisks denote such omission.

AMENDED EXHIBIT B

RESEARCH PLAN

[*****]

3

Confidential materials omitted and filed separately with the Securities and Exchange

Commission. Asterisks denote such omission.